ADVISORSHARES TRUST
Cambria Global Tactical ETF
(the “Fund”)

Supplement Dated January 19, 2011
To The Prospectus Dated September 13, 2010

The following information supplements, and should be read in conjunction with, the Fund’s Prospectus listed above.

I.           Revised Fee Table and Expense Example for the Fund.

Effective February 1, 2011, the Fund’s Fees and Expenses table and Example information is hereby deleted in its entirety and replaced with the following:

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.90%
DISTRIBUTION (12b-1) FEES	None
OTHER EXPENSES(a)	0.12%
ACQUIRED FUND FEES AND EXPENSES(b)	0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES(c)	1.32%
FEE WAIVER AND/OR EXPENSE REIMBURSEMENT(d)	0.03%
TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE WAIVER AND/OR EXPENSE REIMBURSEMENT	1.29%

(a)	Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(b)
As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear its proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon estimated amounts for the current fiscal year.

(c)
The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include acquired fund fees and expenses, which are fees and expenses incurred indirectly by the Fund through its investments in the Acquired Funds.

(d)
The Advisor has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets until September 12, 2011. This agreement is limited to the Fund’s direct operating expenses, and therefore, does not apply to “acquired fund fees and expenses.” The expense limitation (i) may be terminated at any time by the Board of Trustees and (ii) will be terminated upon termination of the investment advisory agreement between the Advisor and the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds.  This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund.  If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS
$131	$414

II.           Revised Portfolio Manager’s Prior Record for the Fund.

Effective immediately, the Fund’s “Portfolio Manager’s Prior Record” section is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER’S PRIOR RECORD
In addition to managing the Fund’s portfolio, Cambria acts as portfolio manager of their Global Tactical Asset Allocation Composite, which contains fully discretionary accounts.  The Global Tactical Asset Allocation Composite has an inception date of March 1, 2007.  The Global Tactical Asset Allocation Composite has substantially similar objectives, policies, and strategies as those of the Fund.  Since inception, Cambria has had primary responsibility for the investments of the Global Tactical Asset Allocation Composite, and had final authority over all aspects of the portfolio’s investment, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the portfolio’s investment policies and strategies.  Cambria will have the same degree of discretion in advising the Fund subject to the oversight of the Advisor and Board.

The performance tables below reflect the performance of the Global Tactical Asset Allocation Composite managed by Cambria, which has substantially similar objectives, policies, and strategies as those of the Fund, for the entire period in which the portfolio managers have had primary responsibility for the investments of such accounts. The Global Tactical Asset Allocation Composite performance is net of a 1.5% management fee and all trading costs and commissions. The Global Tactical Asset Allocation Composite has a higher expense ratio than the Fund.  If the Global Tactical Asset Allocation Composite had been subject to all of the Fund’s fees and expenses, performance results may have been higher.

The total returns of the Global Tactical Asset Allocation Composite since its inception and compared with the performance of its blended benchmark* and the Standard & Poor’s 500 Index were:

*The benchmark is an equal-weighted portfolio of five asset classes rebalanced monthly: the Standard & Poor’s 500 Index (S&P 500), Morgan Stanley Capital International EAFE Index (MSCI EAFE), 10 year U.S. Treasury bonds, National Association of Real Estate Investment Trusts Index (NAREIT) and the Goldman Sachs Commodity Index (GSCI), each is an unmanaged index of securities that is generally considered representative of their respective categories.

Comparative Performance Annualized Returns (%)
September 30, 2010

Trailing Period Performance	1 Year	2 Year	3 Year	Inception*
Global Tactical Asset Allocation Composite**	-0.44%	2.60%	1.25%	2.07%
Blended Benchmark	11.81%	-1.20%	-3.83%	-1.48%
Standard & Poor’s 500 Index	10.16%	1.44%	-7.05%	-3.93%

*Inception March 1, 2007.
**The composite is composed of 25 accounts.

The performance information shown above is designed to demonstrate the historical track record of Cambria. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance.  Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses.  The information was prepared by the Sub-Advisor and taken from publicly available sources. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

Cambria claims compliance with the Global Investment Performance Standards (GIPS®) and has prepared and presented this report in compliance with the GIPS standards.  Cambria has not yet been independently verified.  To receive a list of composite descriptions of Cambria and/or a presentation that complies with the GIPS standards, contact Sarah Brown at 310-606-5555, or write Cambria, 2321 Rosecrans Suite 4210, El Segundo, CA 90245, or info@cambriainvestments.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.